ICAP FUNDS, INC.

Prospectus Supplement

To Prospectus Dated May 1, 2004

ICAP Euro Select Equity Portfolio

On February 16, 2005, the Board of Directors of the ICAP Euro Select Equity Portfolio (the “Portfolio”) determined that it would be in the best interests of the Portfolio and its shareholders if the Portfolio changed its investment policy and its name.  Currently, the Portfolio invests in equity securities, predominantly American Depositary Receipts (“ADRs”), of established European companies with market capitalizations of at least $2 billion.  The Portfolio currently seeks to achieve a return greater than the Morgan Stanley Capital International Europe Index and holds between 15 and 30 securities. The Portfolio is non-diversified.

Effective May 1, 2005, the Portfolio will primarily invest in securities of foreign companies with market capitalizations of at least $2 billion, but will not be limited to investments in European companies.  The Portfolio will seek to achieve a total return greater than that of the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI-EAFE”) and will hold between 30 and 50 securities.  The Portfolio will be diversified.

The Portfolio’s name will be changed to the “ICAP International Portfolio” to appropriately reflect this change in investment policy and the types of securities in which the Portfolio will invest.

The date of this Prospectus Supplement is February 25, 2005.

Please keep this Prospectus Supplement with your records.